UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 28, 2007
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Amendment dated February 28, 2007, to the Equity Purchase and Commitment Agreement dated January 18, 2007
Press Release dated February 28, 2007

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On February 28, 2007, Delphi Corporation (“Delphi” or the “Company”), affiliates of Cerberus Capital Management, L.P. (“Cerberus”), Appaloosa Management L.P. (“Appaloosa”), and Harbinger Capital Partners Master Fund I, Ltd. (“Harbinger”, and together with Cerberus and Appaloosa, the “Investor Affiliates”), as well as Merrill Lynch, Pierce, Fenner & Smith, Incorporated and UBS Securities LLC entered into an amendment (the “EPCA Amendment”) to the previously disclosed Equity Purchase Commitment Agreement dated as of January 18, 2007 (the “EPCA”).
Pursuant to the terms of the EPCA Amendment, the date by which the Company, the affiliate of Cerberus or the affiliate of Appaloosa have the right to terminate the EPCA on account of Delphi not having completed tentative labor agreements with Delphi’s principal U.S. labor unions and a consensual settlement of legacy issues with General Motors Corporation was extended. The EPCA Amendment provides that the day-to-day right to terminate will continue beyond February 28, 2007 through a future date to be established pursuant to a 14 day notice mechanism set forth in the EPCA Amendment. Delphi, the affiliate of Cerberus and the affiliate of Appaloosa also agreed not to exercise such termination right before March 15, 2007. The EPCA Amendment also extends the deadline to make certain regulatory filings under the federal antitrust laws in connection with the framework transaction.
The foregoing description of the EPCA Amendment does not purport to be complete and is qualified in its entirety by reference to the EPCA Amendment, which is being filed as Exhibit 99(a) to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 7.01 REGULATION FD DISCLOSURE
A press release announcing the execution of the EPCA Amendment was issued by Delphi on February 28, 2007. The full text of the press release is being furnished with this Current Report on Form 8-K as Exhibit 99(b).
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K, including the exhibits being filed as part of this report, as well as other statements made by Delphi may contain forward-looking statements, that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility; the terms of any reorganization plan ultimately confirmed; the Company’s ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; the Company’s ability to satisfy the terms and conditions of the Equity Purchase and Commitment Agreement (including the Company’s ability to achieve consensual agreements with GM and its U.S. labor unions on a timely basis that are acceptable to the Plan Investors in their sole discretion); the Company’s ability to satisfy the terms and conditions of the Plan Framework Support Agreement; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan (including the transformation plan described in Item 1. Business “Potential Divestitures, Consolidations and Wind-Downs” of the Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC) and to do so in a timely manner; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees and the ability of the Company to attract and retain customers. Additional factors that could affect future results are identified in the Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC including the risk factors in Part I. Item 1A. Risk Factors, contained therein. Delphi disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the

Company’s various prepetiti on liabilities, common stock and/or other equity securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy cases to each of these constituencies. A plan of reorganization could result in holders of Delphi’s common stock receiving no distribution on account of their interest and cancellation of their interests. In addition, under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in Delphi’s common stock or other equity interests or any claims relating to prepetition liabilities.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits. The following exhibits are part of this report.

Exhibit
Number	Description
99(a)	Amendment dated February 28, 2007, to the Equity Purchase and Commitment Agreement dated January 18, 2007, by and among Delphi Corporation, A-D Acquisition Holdings, LLC, Harbinger Del-Auto Investment Company, Ltd., Dolce Investments LLC, Merrill Lynch, Pierce, Fenner & Smith, Incorporated and UBS Securities LLC.

99(b)	Press Release dated February 28, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: February 28, 2007	By:	/s/ DAVID M. SHERBIN
David M. Sherbin,
Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99(a)	Amendment dated February 28, 2007, to the Equity Purchase and Commitment Agreement dated January 18, 2007, by and among Delphi Corporation, A-D Acquisition Holdings, LLC, Harbinger Del-Auto Investment Company, Ltd., Dolce Investments LLC, Merrill Lynch, Pierce, Fenner & Smith, Incorporated and UBS Securities LLC.

99(b)	Press Release dated February 28, 2007